UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

March 3, 2008
Date of Report (Date of earliest event reported)

VIST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-14555	23-2354007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

1240 Broadcasting Road, Wyomissing, Pennsylvania		19610
(Address of principal executive offices)		(Zip Code)

(610) 208-0966 Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01   Entry into a Material Definitive Agreement.

VIST Financial Corp. (the “Company”) and American Stock Transfer and Trust Co.  (“AST”), as Rights Agent, executed an Amended and Restated Rights Agreement, dated as of March 3, 2008 (the “Amended Rights Agreement”), which amends and restates the Rights Agreement, dated as of September 19, 2001 (the “Rights Agreement”). The Amended Rights Agreement (a) reflects the change in the Company’s name from Leesport Financial Corp. to VIST Financial Corp., effective March 3, 2008, and (b) eliminates the so-called “dead hand” provisions of the Rights Agreement, which permitted redemption of the Rights and amendment of the Rights Agreement only by “Continuing Directors.”  Continuing Directors were generally defined in the Rights Agreement as directors of the Company (i) who were not affiliated or associated with an Acquiring Person or an Adverse Person (as defined in the Rights Agreement) and (ii) who were directors of the Company on September 21, 2001 or who were approved by such directors or their approved successors.   As a result of the amendments effected by the Amended Rights Agreement, a majority of the members of the Board of Directors, whether or not they would be considered Continuing Directors under the Rights Agreement prior to amendment, can redeem the Rights in accordance with the Amended Rights Agreement and further amend the Amended Rights Agreement.

 The description of the Amended Rights Agreement is qualified in its entirety by reference to the copy of the form of Amended Rights Agreement attached as s Exhibit 4.1 hereto.

Item 3.03   Modifications to Rights of Security Holders.

As indicated in the response to Item 1.01, the Company and AST, as Rights Agent, have executed an Amended Rights Agreement, dated as of March 3, 2008, which amends and restates the Company’s existing Rights Agreement. The Amended Rights Agreement modifies certain rights of holders of the stock purchase rights issued under the Rights Agreement and registered pursuant to Section 12(b) of the Securities Exchange Act of 1934. The description of such modifications contained in Item 1.01 is incorporated by reference into this Item 3.03.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously announced, effective March 3, 2008, the name of the Company changed from Leesport Financial Corp. to VIST Financial Corp.  In conjunction with the name change, the Company amended its articles of incorporation and bylaws to replace all references to “Leesport Financial Corp.” with references to “VIST Financial Corp.”  The amended and restated articles of incorporation and bylaws are attached as exhibits 3.1 and 3.2 hereto.

Item 9.01   Financial Statements and Exhibits.

(c)           Exhibits:

The following exhibits are filed herewith:

3.1                                 Amended and Restated Articles of Incorporation of VIST Financial Corp.

3.2                                 Amended and Restated Bylaws of VIST Financial Corp.

4.1                                 Amended and Restated Rights Agreement, dated as of March 3, 2008, between VIST Financial Corp. and American Stock Transfer and Trust Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIST FINANCIAL CORP.

Dated: March 6, 2008

By:	/s/	Edward C. Barrett
Edward C. Barrett
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

3.1	Amended and Restated Articles of Corporation of VIST Financial Corp.

3.2	Amended and Restated Bylaws of VIST Financial Corp.

4.1	Amended and Restated Rights Agreement, dated as of March 3, 2008, between VIST Financial Corp. and American Stock Transfer and Trust Company.